UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 12, 2024

TALOS ENERGY INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38497	82-3532642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

333 Clay Street, Suite 3300

Houston, Texas 77002

(Address of Principal Executive Offices) (Zip Code)

(713) 328-3000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TALO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

On or about the date of this Current Report on Form 8-K, Talos Energy Inc. (the “Company”) intends to file a Registration Statement on Form S-3 (the “Registration Statement”) relating to the proposed offering by certain selling stockholders of shares of common stock, par value $0.01 per share. The Registration Statement will incorporate this Current Report, including the pro forma financial statements, as described in Item 9.01, by reference.

Item 8.01.	Other Events.

On March 4, 2024, the Company completed its previously announced acquisition of QuarterNorth Energy Inc. (“QuarterNorth” and such acquisition, the “QuarterNorth Acquisition”). In connection therewith, the Company is providing (i) the pro forma balance sheet, giving effect to the QuarterNorth Acquisition as if it had been consummated on December 31, 2023 and (ii) pro forma statements of operations, giving effect to the QuarterNorth Acquisition as if it had been consummated on January 1, 2023 (and each as described in Item 9.01 below).

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the QuarterNorth Acquisition, attached as Exhibit 99.1 hereto:

•	Unaudited Pro Forma Combined Balance Sheet of Talos Energy Inc. as of December 31, 2023;

•	Unaudited Pro Forma Combined Statements of Operations of Talos Energy Inc. for the Year Ended December 31, 2023; and

•	Notes to the Unaudited Pro Forma Combined Financial Statements.

(d) Exhibits

Exhibit	Description

99.1	Unaudited Pro Forma Combined Balance Sheet of Talos Energy Inc. as of December 31, 2023 and Unaudited Pro Forma Combined Statements of Operations of Talos Energy Inc. for the Year Ended December 31, 2023, and the notes related thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2024

TALOS ENERGY INC.

By:	/s/ William S. Moss III
Name:	William S. Moss III
Executive Vice President, General Counsel and Secretary

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